                                                                    Exhibit 99.1


                            [NATIONAL CITY(R) LOGO]

                                   UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                NOVEMBER 30, 2004

                                TABLE OF CONTENTS


REVIEW OF FINANCIAL TRENDS .................................................   3
CONSOLIDATED SELECTED AVERAGE BALANCES .....................................   5
CAPITALIZATION .............................................................   6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS .........................   6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES ........   7
ASSET MANAGEMENT PERFORMANCE MEASURES ......................................   8
MORTGAGE BANKING STATISTICS ................................................   8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS ........................   9

                   Mid-Quarter Update to Financial Supplement
                        SUMMARY OF PRESENTATION CHANGES

--------------------------------------------------------------------------------



PRESENTATION CHANGES MADE SUBSEQUENT TO THE AUGUST 31, 2004 MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

CONSOLIDATED SELECTED AVERAGE BALANCES -- PAGE 5

Average mortgage escrow noninterest bearing and interest bearing replacement reserve balances acquired in connection with the Provident acquisition were added to this section.

MORTGAGE BANKING STATISTICS -- PAGE 8

NCMC originations and refinance percentages were updated to reflect all mortgages originated through the NCMC production channel, including home equity. NCMC mortgages originated for portfolio and First Franklin refinance percentages were added to this section. NCMC and First Franklin loans sold servicing retained and servicing released are now disclosed separately in this section. Additionally, First Franklin loans serviced for third parties were added to this section.

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Earning assets have grown steadily from third quarter levels, driven by portfolio loan growth. Home equity lending in particular continues to grow rapidly, followed by real estate mortgage (First Franklin), consumer, and commercial. Commercial growth is the result of net new customer acquisition, partially offset by net paydowns and payoffs from existing customers, a trend that has been in evidence all year. Balances of loans held for sale have also grown slightly, consistent with origination levels at First Franklin and National City Mortgage. The growth in earning assets is driving higher net interest income, with net interest margin remaining relatively stable.

NONINTEREST INCOME AND EXPENSE

In general, there are no unusual trends in core banking fees relative to prior quarters. Mortgage banking revenue, as expected, has declined from the third quarter, reflecting a lower volume of loans sold and some narrowing of gain-on-sale margins. Mortgage servicing right (MSR) net hedging results have been relatively neutral through November. Separately, the Corporation adjusted its valuation model for MSRs in November to reflect more rapid prepayment assumptions for certain segments of the servicing portfolio, resulting in a $40 million downward adjustment to the MSR asset. This adjustment will be included in fourth quarter net hedging results. Noninterest income for the fourth quarter will also include the gain on the sale of National Processing in October ($714 million pre-tax, $486 million after tax), as well as the $14 million pre-tax ($9 million after tax) gain on the sale of seven branches on Michigan's Upper Peninsula.

Fourth quarter expense trends reflect incremental costs associated with conversion activities for acquired banks, as well as the removal of expenses associated with National Processing. Acquisition-related costs are expected to total $50 million to $60 million for the fourth quarter, including severance, retention, contract labor and other items, compared to approximately $30 million in the third quarter. Acquisition-related costs of approximately $20 to $25 million are expected to be incurred through the first quarter of 2005.

CREDIT QUALITY

Asset quality, loan charge-offs, and related credit trends have been stable. There has been no significant change in risk areas highlighted in the third quarter Form 10-Q.

CAPITAL

During October and November, 7.8 million shares were repurchased in the open market, bringing the total number of shares acquired under the 50 million-share program authorized by the Board in February to 32.8 million. From December 1 to December 10, an additional 2.4 million shares were repurchased. Management intends to continue repurchasing shares over the next several months, subject to market conditions and applicable laws and regulations, while maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.


                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ in millions)


                                                                     NOVEMBER  OCTOBER  SEPTEMBER   AUGUST    JULY
                                                                       2004     2004      2004       2004     2004
                                                                     -----------------------------------------------
ASSETS

  AVAILABLE FOR SALE SECURITIES, AT COST .........................   $ 9,573   $ 9,653   $ 9,460   $ 9,618   $ 9,923

  PORTFOLIO LOANS:
    Commercial ...................................................   $25,171   $25,199   $24,852   $24,523   $24,980
    Commercial construction ......................................     2,957     2,925     2,855     2,820     2,771
    Real estate - commercial .....................................    11,976    11,956    12,005    12,026    11,947
    Real estate - residential ....................................    30,551    30,348    30,063    29,592    29,277
    Home equity lines of credit ..................................    18,080    17,584    16,839    16,294    15,626
    Credit card and other unsecured lines of credit ..............     2,327     2,329     2,309     2,282     2,252
    Other consumer ...............................................     7,911     7,884     7,719     7,545     7,435
                                                                     -------   -------   -------   -------   -------
      TOTAL PORTFOLIO LOANS ......................................   $98,973   $98,225   $96,642   $95,082   $94,288
                                                                     =======   =======   =======   =======   =======
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial ...................................................   $    13   $    13   $    17   $    17   $   148
    Commercial real estate .......................................       371       223       278       348       357
    Mortgage:
       National City Mortgage Co. ................................     9,289     8,827     8,748     8,498     9,424
       First Franklin ............................................     1,958     1,874     2,162     2,402     2,875
       National City Home Loan Services (formerly Altegra) .......      --        --           7         3         3
       Provident PCFS ............................................      --          10        47        86       145
                                                                     -------   -------   -------   -------   -------
    Total mortgage loans held for sale ...........................    11,247    10,711    10,964    10,989    12,447
    Automobile loans held for securitization .....................      --        --        --        --        --
                                                                     -------   -------   -------   -------   -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION ................   $11,631   $10,947   $11,259   $11,354   $12,952
                                                                     =======   =======   =======   =======   =======

LIABILITIES

  DEPOSITS:
    Noninterest bearing ..........................................   $19,309   $18,628   $18,729   $18,722   $18,741
    NOW and money market accounts ................................    29,893    29,928    29,449    29,715    30,159
    Savings accounts .............................................     2,744     2,742     2,613     2,648     2,774
    Consumer time ................................................    16,669    16,585    16,401    16,337    16,217
                                                                     -------   -------   -------   -------   -------
      CORE DEPOSITS ..............................................    68,615    67,883    67,192    67,422    67,891
    Other ........................................................     5,183     5,140     5,065     5,373     5,161
    Foreign ......................................................     9,983     8,962     9,725     9,447    10,253
                                                                     -------   -------   -------   -------   -------
      TOTAL DEPOSITS .............................................   $83,781   $81,985   $81,982   $82,242   $83,305
                                                                     =======   =======   =======   =======   =======

  Federal funds borrowed and security repurchase agreements ......   $ 6,846   $ 6,900   $ 7,400   $ 8,012   $ 8,667
  Borrowed funds .................................................     1,507     2,175     1,616       800       958
  Long-term debt .................................................    29,284    28,983    27,254    25,688    24,438

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances ........................................   $ 3,168   $ 2,902   $ 2,815   $ 2,720   $ 2,771
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances .......................................     1,436     1,540     1,421     1,381     1,340
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances .........................................       118       104        99        92        93
Interest bearing mortgage escrow replacement
  reserve (IRR) balances .........................................       126       127       122       119       116
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    14,587    14,082    14,394    14,529    14,537
Core deposits excluding P&I , T&I, NRR, and IRR balances .........    63,767    63,210    62,735    63,110    63,571





                                                                       JUNE       MAY      APRIL    MARCH    FEBRUARY
                                                                       2004      2004      2004     2004      2004
                                                                    -------------------------------------------------
ASSETS

  AVAILABLE FOR SALE SECURITIES, AT COST .........................   $ 6,541   $ 6,656   $ 6,740   $ 6,423   $ 6,565

  PORTFOLIO LOANS:
    Commercial ...................................................   $19,596   $19,657   $19,337   $18,927   $18,843
    Commercial construction ......................................     2,279     2,259     2,274     2,228     2,249
    Real estate - commercial .....................................    10,967    10,940    10,550     9,820     9,817
    Real estate - residential ....................................    28,352    27,945    27,649    27,105    26,950
    Home equity lines of credit ..................................    13,342    12,845    12,270    11,732    11,373
    Credit card and other unsecured lines of credit ..............     2,189     2,257     2,248     2,251     2,281
    Other consumer ...............................................     7,040     7,130     7,458     7,391     7,412
                                                                     -------   -------   -------   -------   -------
      TOTAL PORTFOLIO LOANS ......................................   $83,765   $83,033   $81,786   $79,454   $78,925
                                                                     =======   =======   =======   =======   =======
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial ...................................................   $    24   $    15   $    25   $     7   $     7
    Commercial real estate .......................................      --        --        --        --        --
    Mortgage:
       National City Mortgage Co. ................................    10,861    11,832    11,202     9,816     9,063
       First Franklin ............................................     2,962     2,580     2,015     1,490     1,945
       National City Home Loan Services (formerly Altegra) .......         5        68       122      --        --
       Provident PCFS ............................................      --        --        --        --        --
                                                                     -------   -------   -------   -------   -------
    Total mortgage loans held for sale ...........................    13,828    14,480    13,339    11,306    11,008
    Automobile loans held for securitization .....................      --        --        --        --         732
                                                                     -------   -------   -------   -------   -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION ................   $13,852   $14,495   $13,364   $11,313   $11,747
                                                                     =======   =======   =======   =======   =======


LIABILITIES


  DEPOSITS:
    Noninterest bearing ..........................................   $17,279   $18,127   $17,850   $16,505   $15,383
    NOW and money market accounts ................................    28,626    28,696    28,518    27,758    27,252
    Savings accounts .............................................     2,584     2,594     2,550     2,400     2,350
    Consumer time ................................................    13,618    13,471    13,332    12,910    13,021
                                                                     -------   -------   -------   -------   -------
      CORE DEPOSITS ..............................................    62,107    62,888    62,250    59,573    58,006
    Other ........................................................     1,180     1,107     1,005       838       837
    Foreign ......................................................     9,701    10,100     7,617     6,135     6,633
                                                                     -------   -------   -------   -------   -------
      TOTAL DEPOSITS .............................................   $72,988   $74,095   $70,872   $66,546   $65,476
                                                                     =======   =======   =======   =======   =======

  Federal funds borrowed and security repurchase agreements ......   $ 8,236   $ 7,719   $ 8,825   $ 8,422   $ 7,976
  Borrowed funds .................................................     1,803     1,297     1,550       907     1,042
  Long-term debt .................................................    20,533    20,295    19,257    19,829    21,405

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances ........................................   $ 2,911   $ 3,916   $ 3,951   $ 3,046   $ 2,323
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances .......................................     1,185     1,132     1,139     1,057       967
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances .........................................      --        --        --        --        --
Interest bearing mortgage escrow replacement
  reserve (IRR) balances .........................................      --        --        --        --        --
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    13,183    13,079    12,760    12,402    12,093
Core deposits excluding P&I , T&I, NRR, and IRR balances .........    58,011    57,840    57,160    55,470    54,716





                                                                      JANUARY  DECEMBER  NOVEMBER
                                                                        2004     2003     2003
                                                                    -----------------------------
ASSETS

  AVAILABLE FOR SALE SECURITIES, AT COST .........................   $ 6,624   $ 6,678   $ 6,466

  PORTFOLIO LOANS:
    Commercial ...................................................   $18,811   $19,383   $20,228
    Commercial construction ......................................     2,257     2,235     2,574
    Real estate - commercial .....................................     9,819     9,668     9,563
    Real estate - residential ....................................    27,167    26,672    25,387
    Home equity lines of credit ..................................    11,081    10,509    10,511
    Credit card and other unsecured lines of credit ..............     2,316     2,591     2,202
    Other consumer ...............................................     7,415     7,349     7,588
                                                                     -------   -------   -------
      TOTAL PORTFOLIO LOANS ......................................   $78,866   $78,407   $78,053
                                                                     =======   =======   =======
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial ...................................................   $    25   $    17   $     7
    Commercial real estate .......................................      --        --        --
    Mortgage:
       National City Mortgage Co. ................................    11,489    12,288    14,706
       First Franklin ............................................     1,488     1,263     1,400
       National City Home Loan Services (formerly Altegra) .......      --           1         2
       Provident PCFS ............................................      --        --        --
                                                                     -------   -------   -------
    Total mortgage loans held for sale ...........................    12,977    13,552    16,108
    Automobile loans held for securitization .....................       871       741       563
                                                                     -------   -------   -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION ................   $13,873   $14,310   $16,678
                                                                     =======   =======   =======

LIABILITIES

  DEPOSITS:
    Noninterest bearing ..........................................   $15,068   $15,825   $16,152
    NOW and money market accounts ................................    26,960    27,018    26,891
    Savings accounts .............................................     2,354     2,354     2,368
    Consumer time ................................................    13,099    13,140    13,180
                                                                     -------   -------   -------
      CORE DEPOSITS ..............................................    57,481    58,337    58,591
    Other ........................................................       896       891       964
    Foreign ......................................................     6,799     7,069     7,126
                                                                     -------   -------   -------
      TOTAL DEPOSITS .............................................   $65,176   $66,297   $66,681
                                                                     =======   =======   =======
  Federal funds borrowed and security repurchase agreements ......   $ 7,431   $ 7,525   $ 8,665
  Borrowed funds .................................................     2,794     1,278       769
  Long-term debt .................................................    22,790    23,770    25,248

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances ........................................   $ 2,035   $ 2,336   $ 2,686
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances .......................................       902       904     1,119
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances .........................................      --        --        --
Interest bearing mortgage escrow replacement
  reserve (IRR) balances .........................................      --        --        --
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    12,131    12,585    12,347
Core deposits excluding P&I , T&I, NRR, and IRR balances .........    54,544    55,097    54,786



                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                          CAPITALIZATION (Period End)
               (In millions, except per share and employee data)


                                                          NOVEMBER  OCTOBER  SEPTEMBER  AUGUST     JULY
                                                            2004     2004     2004       2004      2004
                                                         ------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased ................         4.4       3.4       5.6       2.4       8.0
Average price per share of repurchased common shares      $38.33    $38.40    $38.31    $37.09    $35.72
Total cost .........................................      $168.2    $130.7    $214.8     $87.5    $286.9
Common shares remaining under authorization(1) .....        17.2      21.6      25.0      30.6      33.0

Shares outstanding:
  Average basic ....................................       653.4     657.0     660.7     662.9     666.4
  Average diluted ..................................       667.2     670.8     675.4     677.3     678.6
  Ending common ....................................       651.5     655.4     658.3     662.6     662.7




                                                           JUNE       MAY     APRIL      MARCH  FEBRUARY
                                                           2004      2004     2004       2004     2004
COMMON STOCK REPURCHASE ACTIVITY                        ------------------------------------------------
Number of common shares repurchased ................        9.0         --      --        --          .8
Average price per share of repurchased common shares     $35.06         --      --        --      $34.86
Total cost .........................................     $315.9         --      --        --       $29.0
Common shares remaining under authorization(1) .....       41.0       50.0     50.0       50.0      50.0

Shares outstanding:
  Average basic ....................................      618.4      621.5    617.3      606.4     605.4
  Average diluted ..................................      625.0      627.8    623.6      613.8     612.2
  Ending common ....................................      612.9      621.6    621.3      606.6     605.5





                                                         JANUARY  DECEMBER  NOVEMBER
                                                          2004       2003    2003
                                                        ----------------------------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased ................       1.4       2.3       1.0
Average price per share of repurchased common shares    $34.32    $33.62    $32.76
Total cost .........................................     $46.4     $77.0     $32.7
Common shares remaining under authorization(1) .....      26.4      27.8      30.1

Shares outstanding:
  Average basic ....................................     605.9     606.9     607.8
  Average diluted ..................................     611.8     612.6     613.1
  Ending common ....................................     605.7     606.0     607.4



(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations



FULL-TIME EQUIVALENT EMPLOYEES BY LINE
OF BUSINESS(1)
                                                  NOVEMBER  OCTOBER  SEPTEMBER  AUGUST   JULY
                                                    2004     2004      2004      2004    2004
                                                  -------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services   12,800   12,651   12,678   12,733   12,881
  Wholesale Banking ............................    2,269    2,248    2,261    2,246    2,277
  National City Mortgage Co.(2) ................    7,743    7,708    7,657    7,709    7,719
  National Consumer Finance(2)
     First Franklin Financial Corporation ......    2,492    2,488    2,481    2,450    2,369
     National City Home Loan Services ..........      326      333      326      326      332
     National Home Equity ......................      412      411      415      429      437
     National City Warehouse Resources .........       70       68       63       64       66
     Provident PCFS(3) .........................      262      369      437      448      455
                                                   ------   ------   ------   ------   ------
  Total National Consumer Finance ..............    3,562    3,669    3,722    3,717    3,659
  Asset Management .............................    1,525    1,538    1,533    1,533    1,567
  National Processing(4) .......................     --       --      1,608    1,621    1,673

CORPORATE SUPPORT STAFF(5) .....................    7,247    7,256    6,933    7,018    7,199
                                                   ------   ------   ------   ------   ------

  TOTAL EMPLOYEES ..............................   35,146   35,070   36,392   36,577   36,975
                                                   ======   ======   ======   ======   ======





                                                     JUNE     MAY     APRIL    MARCH  FEBRUARY
                                                     2004     2004     2004     2004    2004
                                                    ------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    12,334   12,229   12,232   11,996   11,966
  Wholesale Banking .............................    1,672    1,680    1,665    1,582    1,565
  National City Mortgage Co.(2) .................    7,800    7,776    7,798    7,678    7,691
  National Consumer Finance(2)
     First Franklin Financial Corporation .......    2,241    2,157    2,072    2,012    1,970
     National City Home Loan Services ...........      338      338      331      328      337
     National Home Equity .......................      391      365      331      312      305
     National City Warehouse Resources ..........     --       --       --       --       --
     Provident PCFS(3) ..........................     --       --       --       --       --
                                                    ------   ------   ------   ------   ------

  Total National Consumer Finance ...............    2,970    2,860    2,734    2,652    2,612
  Asset Management ..............................    1,511    1,494    1,497    1,483    1,489
  National Processing(4) ........................    1,655    1,639    1,660    1,671    1,683

CORPORATE SUPPORT STAFF(5) ......................    6,120    5,988    6,026    5,974    6,007
                                                    ------   ------   ------   ------   ------
  TOTAL EMPLOYEES ...............................   34,062   33,666   33,612   33,036   33,013
                                                    ======   ======   ======   ======   ======





                                                    JANUARY DECEMBER NOVEMBER
                                                     2004    2003      2003
                                                    ------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    12,049   12,093   11,945
  Wholesale Banking .............................    1,560    1,562    1,563
  National City Mortgage Co.(2) .................    7,789    7,852    7,928
  National Consumer Finance(2)
     First Franklin Financial Corporation .......    1,960    1,943    1,902
     National City Home Loan Services ...........      346      357      353
     National Home Equity .......................      308      311      303
     National City Warehouse Resources ..........     --       --       --
     Provident PCFS(3) ..........................     --       --       --
                                                    ------   ------   ------
  Total National Consumer Finance ...............    2,614    2,611    2,558
  Asset Management ..............................    1,491    1,510    1,516
  National Processing(4) ........................    1,693    1,693    1,691

CORPORATE SUPPORT STAFF(5) ......................    6,032    6,010    6,038
                                                    ------   ------   ------
  TOTAL EMPLOYEES ...............................   33,228   33,331   33,239
                                                    ======   ======   ======


(1) Represents period-end, active, full-time equivalent employees
(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.
(3) Provident PCFS was sold effective December 1, 2004
(4) In October 2004, the National Processing business was sold to Bank of
    America
(5) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process



                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES



                                                     NOVEMBER      OCTOBER     SEPTEMBER     AUGUST        JULY
                                                       2004         2004         2004         2004         2004
                                                    --------------------------------------------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS) ...........      $51,864      $51,836      $52,133      $52,355      $52,703

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking ..............        1,734        1,741        1,750        1,758        1,757
     Interest bearing checking(1) ..............          836          831          830          825          820
     Money market savings ......................          557          549          542          531          511
     Regular savings ...........................          766          779          795          808          833
                                                       ------       ------       ------       ------       ------
          TOTAL PERSONAL DEPOSIT ACCOUNTS ......        3,893        3,900        3,917        3,922        3,921
                                                       ======       ======       ======       ======       ======


Average account size:
     Noninterest bearing checking ..............       $2,043       $2,150       $2,011       $2,037       $2,036
     Interest bearing checking(1) ..............        9,439        9,558        9,579        9,898       10,333
     Money market savings ......................       25,199       25,805       26,358       27,113       28,697
     Regular savings ...........................        2,786        2,771        2,735        2,727        2,712
                                                       ------       ------       ------       ------       ------
          TOTAL AVERAGE ACCOUNT SIZE ...........       $7,092       $7,183       $7,128       $7,228       $7,389
                                                       ======       ======       ======       ======       ======


BUSINESS DEPOSITS:
Number of accounts (in thousands)(1) ...........          373          372          372          367          365
Average account size(1) ........................      $20,811      $20,555      $20,538      $20,636      $21,147

TIME DEPOSITS:
Number of accounts (in thousands) ..............          922          932          936          936          936
Average account size ...........................      $17,295      $17,036      $16,985      $16,927      $16,832

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)

Installment loan originations:
  Home equity(3) ...............................        2,055        1,920        2,201        3,354        2,375
  Other(4) .....................................        1,584        1,600        1,886        1,817        1,574
Home equity and other lines of credit ..........        6,057        7,262        7,445        7,465        9,865
                                                       ------       ------       ------       ------       ------
     TOTAL CONSUMER LOAN ORIGINATIONS ..........        9,696       10,782       11,532       12,636       13,814
                                                       ======       ======       ======       ======       ======


BANK BRANCHES AND OTHER

Total bank branches ............................        1,222        1,224        1,206        1,207        1,207
ATMs ...........................................        1,948        1,945        1,931        2,106        2,101
Online banking customers .......................    1,005,659      997,355      975,392      968,093      944,853






                                                       JUNE      MAY       APRIL      MARCH     FEBRUARY
                                                       2004     2004       2004       2004        2004
                                                    -----------------------------------------------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS) ...........    $48,655    $48,648    $48,285    $46,724    $46,341

PERIOD-END DEPOSIT ACCOUNT METRICS


PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking ..............      1,661      1,659      1,664      1,651      1,648
     Interest bearing checking(1) ..............        750        744        739        720        717
     Money market savings ......................        496        483        471        457        455
     Regular savings ...........................        806        823        836        824        825
                                                     ------     ------     ------     ------     ------
          TOTAL PERSONAL DEPOSIT ACCOUNTS ......      3,713      3,709      3,710      3,652      3,645
                                                     ======     ======     ======     ======     ======



Average account size:
     Noninterest bearing checking ..............     $2,001     $2,128     $2,170     $1,956     $2,055
     Interest bearing checking(1) ..............     10,548     10,985     11,096     11,095     11,103
     Money market savings ......................     28,869     30,100     30,802     30,743     30,649
     Regular savings ...........................      2,822      2,812      2,776      2,607      2,543
                                                     ------     ------     ------     ------     ------
          TOTAL AVERAGE ACCOUNT SIZE ...........     $7,493     $7,696     $7,716     $7,505     $7,518
                                                     ======     ======     ======     ======     ======



BUSINESS DEPOSITS:
Number of accounts (in thousands)(1) ...........        336        334        332        320        317
Average account size(1) ........................    $19,775    $19,761    $19,356    $19,587    $18,942

TIME DEPOSITS:
Number of accounts (in thousands) ..............        805        803        809        782        789
Average account size ...........................    $16,451    $16,290    $16,160    $15,900    $15,917

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)


Installment loan originations:
  Home equity(3) ...............................      2,414      2,565      2,369      2,568      1,661
  Other(4) .....................................      1,762      1,571      1,727      1,739      1,213
Home equity and other lines of credit ..........      7,314      8,121      7,163      6,402      4,519
                                                     ------     ------     ------     ------     ------
     TOTAL CONSUMER LOAN ORIGINATIONS ..........     11,490     12,257     11,259     10,709      7,393
                                                     ======     ======     ======     ======     ======



BANK BRANCHES AND OTHER

Total bank branches ............................      1,142      1,146      1,143      1,107      1,107
ATMs ...........................................      1,642      1,631      1,624      1,565      1,567
Online banking customers .......................    900,074    880,017    869,162    850,784    831,194






                                                    JANUARY    DECEMBER     NOVEMBER
                                                     2004        2003        2003
                                                   ---------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS) ...........    $46,187    $46,509    $46,526

PERIOD-END DEPOSIT ACCOUNT METRICS


PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking ..............      1,646      1,645      1,643
     Interest bearing checking(1) ..............        715        713        713
     Money market savings ......................        455        456        458
     Regular savings ...........................        823        824        828
                                                     ------     ------     ------
          TOTAL PERSONAL DEPOSIT ACCOUNTS ......      3,639      3,638      3,642
                                                     ======     ======     ======

Average account size:
     Noninterest bearing checking ..............     $1,981     $1,916     $1,917
     Interest bearing checking(1) ..............     11,034     11,128     11,099
     Money market savings ......................     30,501     30,369     30,500
     Regular savings ...........................      2,521      2,519      2,518
                                                     ------     ------     ------
          TOTAL AVERAGE ACCOUNT SIZE ...........     $7,450     $7,422     $7,444
                                                     ======     ======     ======

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1) ...........        315        315        313
Average account size(1) ........................    $18,518    $19,006    $19,298

TIME DEPOSITS:
Number of accounts (in thousands) ..............        796        801        806
Average account size ...........................    $15,856    $15,816    $15,780

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)

Installment loan originations:
  Home equity(3) ...............................      1,476      2,225      2,178
  Other(4) .....................................      1,286      1,391      1,453
Home equity and other lines of credit ..........      4,368      5,039      5,580
                                                     ------     ------     ------
     TOTAL CONSUMER LOAN ORIGINATIONS ..........      7,130      8,655      9,211
                                                     ======     ======     ======

BANK BRANCHES AND OTHER

Total bank branches ............................      1,111      1,114      1,122
ATMs ...........................................      1,568      1,574      1,579
Online banking customers .......................    812,401    793,910    775,924



(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004
(2) Excludes Dealer Finance, Education Finance, and National City Card Services.
    Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.
(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet
(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans


                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ in millions)


                                                         NOVEMBER   OCTOBER    SEPTEMBER      AUGUST       JULY
                                                          2004(1)    2004        2004          2004        2004
                                                      ------------------------------------------------------------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period ...............            -     $60,322      $60,743      $60,984      $59,757
     Acquisition ................................            -         257         --           --          3,218
     Estimated change due to market impact ......            -      (1,831)         265          360       (1,327)
     Other activity, net ........................            -       1,630         (686)        (601)        (664)
                                                      --------    --------     --------     --------     --------
     Value at end of period .....................            -      60,378       60,322       60,743       60,984
                                                      --------    --------     --------     --------     --------
  Non-managed assets:
     Value at beginning of period ...............            -      47,327       47,191       46,635       41,096
     Acquisition ................................            -         137         --           --          6,710
     Divestiture(2) .............................            -        --           --           --           --
     Estimated change due to market impact ......            -       1,228          176          121         (747)
     Other activity, net ........................            -        (689)         (40)         435         (424)
                                                      --------    --------     --------     --------     --------
     Value at end of period .....................            -      48,003       47,327       47,191       46,635
                                                      --------    --------     --------     --------     --------
     TOTAL ASSETS AT END OF PERIOD ..............            -    $108,381     $107,649     $107,934     $107,619
                                                      ========    ========     ========     ========     ========
  PROPRIETARY MUTUAL FUND ASSETS (included above)            -     $13,621      $13,446      $13,308      $13,611




                                                        JUNE         MAY         APRIL        MARCH      FEBRUARY
                                                        2004        2004          2004         2004        2004
                                                      ------------------------------------------------------------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period ...............      $59,741     $58,892      $59,730      $61,037      $60,353
     Acquisition ................................         --          --            645         --           --
     Estimated change due to market impact ......          919         124         (785)        (370)         597
     Other activity, net ........................         (903)        725         (698)        (937)          87
                                                      --------    --------     --------     --------     --------
     Value at end of period .....................       59,757      59,741       58,892       59,730       61,037
                                                      --------    --------     --------     --------     --------
  Non-managed assets:
     Value at beginning of period ...............       51,689      52,320       52,219       52,564       51,815
     Acquisition ................................         --          --             54         --           --
     Divestiture(2) .............................      (10,805)       --           --           --           --
     Estimated change due to market impact ......          358         237         (513)        (450)         660
     Other activity, net ........................         (146)       (868)         560          105           89
                                                      --------    --------     --------     --------     --------
     Value at end of period .....................       41,096      51,689       52,320       52,219       52,564
                                                      --------    --------     --------     --------     --------
     TOTAL ASSETS AT END OF PERIOD ..............     $100,853    $111,430     $111,212     $111,949     $113,601
                                                      ========    ========     ========     ========     ========

  PROPRIETARY MUTUAL FUND ASSETS (included above)      $14,131     $14,042      $14,031      $14,361      $14,892





                                                       JANUARY    DECEMBER     NOVEMBER
                                                        2004        2003        2003
                                                      ---------------------------------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period ...............     $59,708      $58,286     $58,900
     Acquisition ................................        --           --          --
     Estimated change due to market impact ......         807        1,344         436
     Other activity, net ........................        (162)          78      (1,050)
                                                     --------     --------     --------
     Value at end of period .....................      60,353       59,708      58,286
                                                     --------     --------     --------

  Non-managed assets:
     Value at beginning of period ...............      52,139       50,565      49,550
     Acquisition ................................        --           --          --
     Divestiture(2) .............................        --           --          --
     Estimated change due to market impact ......         321        1,281         417
     Other activity, net ........................        (645)         293         598
                                                     --------     --------     --------
     Value at end of period .....................      51,815       52,139      50,565
                                                     --------     --------     --------
     TOTAL ASSETS AT END OF PERIOD ..............    $112,168     $111,847    $108,851
                                                     ========     ========     ========

  PROPRIETARY MUTUAL FUND ASSETS (included above)     $14,988      $15,335     $14,835



(1)  November asset under administration data not yet available
(2)  Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004





                          MORTGAGE BANKING STATISTICS
                                ($ in millions)


                                                                    NOVEMBER      OCTOBER       SEPTEMBER     AUGUST          JULY
                                                                      2004         2004            2004        2004           2004
                                                                   ----------------------------------------------------------------
PRODUCTION DATA

APPLICATIONS:(1)
National City Mortgage Co. (NCMC) ...........................        $7,984        $8,633        $9,094        $9,096        $8,221
First Franklin ..............................................         3,748         3,956         4,098         4,492         4,385
                                                                   --------      --------      --------      --------      --------

   TOTAL APPLICATIONS .......................................       $11,732       $12,589       $13,192       $13,588       $12,606
                                                                   ========      ========      ========      ========      ========

Percentage of NCMC applications represented by refinances ...           55%           54%           52%           48%           42%

ORIGINATIONS:
NCMC Retail .................................................        $2,729        $2,644        $2,577        $2,648        $2,510
NCMC Wholesale ..............................................         2,892         2,483         2,710         2,659         2,396
Less: portfolio loan originations ...........................          (457)         (449)         (448)         (466)         (467)
                                                                   --------      --------      --------      --------      --------
     Total NCMC originations for sale .......................         5,164         4,678         4,839         4,841         4,439

Total First Franklin loan originations ......................         2,347         2,372         2,335         2,666         2,742
Less: portfolio loan originations ...........................          (813)       (1,009)         (773)       (1,013)       (1,049)
                                                                   --------      --------      --------      --------      --------
     Total First Franklin originations for sale .............         1,534         1,363         1,562         1,653         1,693
                                                                   --------      --------      --------      --------      --------

   TOTAL LOANS ORIGINATED FOR SALE ..........................        $6,698        $6,041        $6,401        $6,494        $6,132
                                                                   ========      ========      ========      ========      ========

Percentage of NCMC originations represented by refinances ...           57%           52%           47%           43%           39%
Percentage of First Franklin originations
  represented by refinances                                             37%           35%           31%           33%           33%

LOAN SALES

NCMC loans sold servicing retained ..........................        $4,451        $3,812        $4,381        $4,161        $5,500
NCMC loans sold servicing released(2) .......................           154           210           237            92            88
                                                                   --------      --------      --------      --------      --------
     Total NCMC loan sales ..................................         4,605        $4,022        $4,618        $4,253        $5,588
First Franklin loans sold servicing retained ................           949          --            --            --            --
First Franklin loans sold servicing released(2) .............           382         1,565         1,678         2,625         1,263
                                                                   --------      --------      --------      --------      --------
     Total First Franklin loan sales ........................         1,331         1,565         1,678         2,625         1,263
                                                                   --------      --------      --------      --------      --------

   TOTAL MORTGAGE LOAN SALES ................................        $5,936        $5,587        $6,296        $6,878        $6,851
                                                                   ========      ========      ========      ========      ========

SERVICING DATA

NCMC mortgage loans serviced for third parties ..............      $152,365      $151,280      $150,329      $150,290      $149,293
First Franklin mortgage loans serviced for third parties ....           949          --            --            --            --
                                                                   --------      --------      --------      --------      --------

     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES ........      $153,314      $151,280      $150,329      $150,290      $149,293
                                                                   ========      ========      ========      ========      ========







                                                                      JUNE          MAY          APRIL        MARCH        FEBRUARY
                                                                      2004          2004          2004         2004           2004
                                                                    ---------------------------------------------------------------
PRODUCTION DATA

APPLICATIONS:(1)
National City Mortgage Co. (NCMC) ...........................        $8,429        $7,845        $9,032       $13,982        $8,315
First Franklin ..............................................         5,920         5,127         4,656         3,809         3,450
                                                                   --------      --------      --------      --------      --------



   TOTAL APPLICATIONS .......................................       $14,349       $12,972       $13,688       $17,791       $11,765
                                                                   ========      ========      ========      ========      ========


Percentage of NCMC applications represented by refinances ...           39%           41%           49%           66%           59%

ORIGINATIONS:
NCMC Retail .................................................        $2,871        $3,026        $3,941        $3,254        $2,367
NCMC Wholesale ..............................................         2,551         2,616         3,723         3,341         2,391
Less: portfolio loan originations ...........................          (521)         (456)         (475)         (414)         (298)
                                                                   --------      --------      --------      --------      --------

     Total NCMC originations for sale .......................         4,901         5,186         7,189         6,181         4,460

Total First Franklin loan originations ......................         3,556         2,786         2,440         2,463         1,716
Less: portfolio loan originations ...........................        (1,285)         (880)         (891)         (684)         (429)
                                                                   --------      --------      --------      --------      --------

     Total First Franklin originations for sale .............         2,271         1,906         1,549         1,779         1,287
                                                                   --------      --------      --------      --------      --------


   TOTAL LOANS ORIGINATED FOR SALE ..........................        $7,172        $7,092        $8,738        $7,960        $5,747
                                                                   ========      ========      ========      ========      ========


Percentage of NCMC originations represented by
  refinances ................................................           42%           53%           67%           64%           63%
Percentage of First Franklin originations
  represented by refinances..................................           34%           33%           34%           35%           34%

LOAN SALES


NCMC loans sold servicing retained ..........................        $5,483        $5,820        $5,432        $4,529        $4,656
NCMC loans sold servicing released(2) .......................           119            79           114           102            84
                                                                   --------      --------      --------      --------      --------

     Total NCMC loan sales ..................................        $5,602        $5,899        $5,546        $4,631        $4,740
First Franklin loans sold servicing retained ................            --            --            --            --            --
First Franklin loans sold servicing released(2) .............         2,317         1,358         1,212         2,505           129
                                                                   --------      --------      --------      --------      --------
     Total First Franklin loan sales ........................         2,317         1,358         1,212         2,505           129
                                                                   --------      --------      --------      --------      --------

   TOTAL MORTGAGE LOAN SALES ................................        $7,919        $7,257        $6,758        $7,136        $4,869
                                                                   ========      ========      ========      ========      ========


SERVICING DATA

NCMC mortgage loans serviced for third parties ..............      $146,958      $144,859      $143,750      $144,598      $145,888
First Franklin mortgage loans serviced for third parties ....            --            --            --            --            --
                                                                   --------      --------      --------      --------      --------

     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES ........      $146,958      $144,859      $143,750      $144,598      $145,888
                                                                   ========      ========      ========      ========      ========





                                                                  JANUARY     DECEMBER     NOVEMBER
                                                                  2004         2003         2003
                                                                 -----------------------------------

PRODUCTION DATA

APPLICATIONS:(1)
National City Mortgage Co. (NCMC) ...........................     $8,196        $6,167        $6,272
First Franklin ..............................................      2,739         2,795         3,694
                                                                --------      --------      --------
   TOTAL APPLICATIONS .......................................    $10,935        $8,962        $9,966
                                                                ========      ========      ========

Percentage of NCMC applications represented by refinances ...        60%           54%           52%

ORIGINATIONS:
NCMC Retail .................................................     $1,772        $2,383        $2,171
NCMC Wholesale ..............................................      1,899         2,519         2,290
Less: portfolio loan originations ...........................       (233)         (302)         (272)
                                                                --------      --------      --------
     Total NCMC originations for sale .......................      3,438         4,600         4,189

Total First Franklin loan originations ......................      1,494         2,070         1,845
Less: portfolio loan originations ...........................       --          (1,112)       (1,268)
                                                                --------      --------      --------
     Total First Franklin originations for sale .............      1,494           958           577
                                                                --------      --------      --------
   TOTAL LOANS ORIGINATED FOR SALE ..........................     $4,932        $5,558        $4,766
                                                                ========      ========      ========

Percentage of NCMC originations represented by refinances ....       54%           51%           52%
Percentage of First Franklin originations represented
  by refinances................................................      32%           32%           35%

LOAN SALES


NCMC loans sold servicing retained ...........................    $6,227        $3,957        $7,686
NCMC loans sold servicing released(2) ........................        99           104           112
                                                                --------      --------      --------
     Total NCMC loan sales ...................................    $6,326        $4,061        $7,798
First Franklin loans sold servicing retained .................      --            --            --
First Franklin loans sold servicing released(2) ..............     1,799           265           972
                                                                --------      --------      --------
     Total First Franklin loan sales .........................     1,799           265           972
                                                                --------      --------      --------
   TOTAL MORTGAGE LOAN SALES .................................    $8,125        $4,326        $8,770
                                                                ========      ========      ========

SERVICING DATA

NCMC mortgage loans serviced for third parties ...............  $144,679      $141,146      $139,979
First Franklin mortgage loans serviced for third parties .....      --            --            --
                                                                --------      --------      --------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES .........  $144,679      $141,146      $139,979
                                                                ========      ========      ========



(1)  Represents applications for both loans originated for sale and to be held in portfolio
(2)  Represents loan sales of new originations whereby the commitment to sell both the loan and related servicing was made simultaneously.



                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ in millions)


                                                           NOVEMBER  OCTOBER      SEPTEMBER   AUGUST       JULY
                                                             2004      2004         2004       2004        2004
                                                          ------------------------------------------------------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations ..................      $2,347      $2,372      $2,335      $2,666      $2,742
  Weighted-average note rate .........................       6.88%       6.91%       7.02%       7.08%       7.04%
  Weighted-average credit score(2) ...................         652         654         653         653         654

SALES:
  Total sales of First Franklin loans to third parties      $1,331      $1,565      $1,678      $2,625      $1,263
  Total production revenue ...........................          24          29          37          66          25

PORTFOLIO STATISTICS(3)

Period-end portfolio balance .........................     $18,597     $18,273     $18,116     $17,729     $17,369
Weighted-average note rate ...........................       6.85%       6.85%       6.84%       6.83%       6.83%
Weighted-average loan size ...........................    $121,520    $122,564    $124,399    $126,552    $128,843
Weighted-average credit score(2)(4) ..................         649         648         650         650         650
First-lien weighted-average loan-to-value ratio(5) ...      77.79%      77.78%      77.80%      77.82%      77.83%





                                                             JUNE        MAY        APRIL       MARCH    FEBRUARY
                                                             2004       2004        2004        2004      2004
                                                          ---------------------------------------------------------
PRODUCTION DATA


ORIGINATIONS:
  Total First Franklin originations ..................      $3,556      $2,786      $2,440      $2,463      $1,716
  Weighted-average note rate .........................       6.74%       6.61%       6.61%       6.64%       6.71%
  Weighted-average credit score(2) ...................         660         660         654         651         651

SALES:
  Total sales of First Franklin loans to third parties      $2,317      $1,358      $1,212      $2,505        $129
  Total production revenue ...........................          81          44          40          85          12

PORTFOLIO STATISTICS(3)



Period-end portfolio balance .........................     $16,714     $16,436     $16,062     $15,627     $15,557
Weighted-average note rate ...........................       6.84%       6.91%       6.98%       7.06%       7.13%
Weighted-average loan size ...........................    $131,240    $129,969    $128,621    $126,960    $126,186
Weighted-average credit score(2)(4) ..................         649         648         647         648         648
First-lien weighted-average loan-to-value ratio(5) ...      77.85%      77.94%      77.86%      77.84%      77.85%






                                                           JANUARY   DECEMBER     NOVEMBER
                                                            2004       2003         2003
                                                        -----------------------------------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations ..................     $1,494      $2,070      $1,845
  Weighted-average note rate .........................       6.85%       6.99%       7.05%
  Weighted-average credit score(2) ...................        652         651         652

SALES:
  Total sales of First Franklin loans to third parties     $1,799        $265        $972
  Total production revenue ...........................         44           4          26

PORTFOLIO STATISTICS(3)

Period-end portfolio balance .........................    $15,930     $15,137     $14,529
Weighted-average note rate ...........................       7.15%       7.19%       7.23%
Weighted-average loan size ...........................   $126,637    $127,556    $128,813
Weighted-average credit score(2)(4) ..................        647         649         648
First-lien weighted-average loan-to-value ratio(5) ...      77.91%      77.89%      77.89%





(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.
(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City
     Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.
(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.
(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.
(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.




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